BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY

Brighthouse Variable Annuity Account B

Class S (offered on and after May 2, 2016)

Class S—L Share Option (offered on and after May 2, 2016)

Supplement dated September 9, 2024 to the Prospectus dated April 29, 2024

This supplement revises information in the prospectus dated April 29, 2024 for Class S (offered on and after May 2, 2016) and Class S-L Share Option (offered on and after May 2, 2016) variable annuity contracts issued by Brighthouse Life Insurance Company of NY (“we,” “us,” or “our”) to reflect (1) a decrease to the Rollup Rate Period End Date, and (2) an increase to the Guaranteed Lifetime Withdrawal Benefit (GLWB) rider GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates available under the FlexChoice Access Level variation of the GLWB rider. These changes are effective September 23, 2024 and this supplement explains which rates you will receive if you purchase a contract.

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like a copy of the prospectus, write to us at: Brighthouse Life Insurance Company of NY, Annuity Service Center, P.O. Box 4301, Clinton, IA 52733-4301, or call us at (888) 243-1932, to request a free copy. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

Contracts issued prior to September 23, 2024 will receive the Rollup Rate Period End Date and the FlexChoice Access GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates indicated in the April 29, 2024 prospectus.

Contracts issued on and after September 23, 2024 will receive the new Rollup Rate Period End Date and FlexChoice Access GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates indicated below.

Regulation 60 Transactions. Certain contract purchases involving a replacement of another insurance contract are subject to New York Regulation No. 60 (11 NYCRR 51), and different transaction rules will apply. Please consult with your financial representative to determine if one of the below processes will apply to your transaction.

Necessary paperwork for a Regulation 60 transaction initiated and contracts issued prior to September 23, 2024 will receive the Rollup Rate Period End Date and the FlexChoice Access GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates indicated in the April 29, 2024 prospectus.

Necessary paperwork for a Regulation 60 transaction initiated prior to September 23, 2024 and contracts issued on and after September 23, 2024 will receive the new Rollup Rate Period End Date and FlexChoice Access GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates indicated below.

Necessary paperwork for a Regulation 60 transaction initiated and contracts issued on and after September 23, 2024 will receive the new Rollup Rate Period End Date and FlexChoice Access GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates indicated below.

SUPP-FCSNY-0924

New FlexChoice Access GLWB Rate Table effective September 23, 2024

Under “Living Benefits—Guaranteed Lifetime Withdrawal Benefit—GLWB Rate Table” in the prospectus, for FlexChoice Access Level, 1) replace the “—” in the column “Date Last Available” with “09/22/24,” and 2) insert the following new rows as the first rows of the FlexChoice Access Level rate table:

FlexChoice Access Level

Offers a steady GLWB Withdrawal Rate and GLWB Lifetime Guarantee Rate throughout your lifetime.

Date First Available	Date Last Available	Rollup Rate	Rollup Rate Period End Date	Lifetime Withdrawal Age	Minimum Issue Age / Minimum Spousal Age	GLWB Withdrawal Rate (When Account Value is greater than $0) [1]		GLWB Lifetime Guarantee Rate (When Account Value is reduced to $0)		Rider Charge
09/23/24	—	5.00%	5th Contract Anniversary	59 1⁄2	Minimum Issue Age: You must be at least age 50 years old at contract issue. Minimum Spousal Age: Your Spouse’s Date of Birth may not be more than 10 years after your Date of Birth.	Age at 1st Withdrawal After Age 59 1⁄2	Withdrawal Rate	Single Lifetime Guarantee Rate	Joint Lifetime Guarantee Rate	Maximum Charge: 2.00% of the Benefit Base Current Charge: 1.35% of the Benefit Base
						59 1⁄2 to less than 60	4.75%	4.75%	4. 05%
						60 to less than 65	4.75%	4.75%	4.05%
						65 to less than 70	5.75%	5.75%	4.90%
						70 to less than 75	6.20%	6.20%	5.25%
						75 to less than 80	6.70%	6.70%	5.70%
						80 to less than 85	7.35%	7.35%	6.25%
						85 to less than 90	8.10%	8.10%	6.90%
						90 to less than 95	9.10%	9.10%	7.75%
						95+	10.40%	10.40%	8.85%

1.

When the Account Value is greater than zero, only one GLWB Withdrawal Rate will apply. Your GLWB Withdrawal Rate is determined by when you take your first withdrawal after the Lifetime Withdrawal Age and is independent of your election of payments using the applicable Single or Joint Lifetime Guarantee Rate when your Account Value is reduced to zero.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE